SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): November 25, 2003

LUMENIS LTD.

(	Exact name of registrant as specified in its charter)

Israel (State or other jurisdiction of	0-13012 (Commission File Number)	N.A. (I.R.S. Employer
incorporation or organization)		Identification No.)

P.O. Box 240, Yokneam, Israel	20692
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
972-4-959-9000

Item 5.	Other Events and Required FD Disclosure.

         On November 26, 2003, Lumenis Ltd. (the "Company") announced that it had received a NASDAQ Staff determination letter. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits. (c) Exhibits

99.1 Press Release of the Company, dated November 26, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUMENIS LTD. BY: /S/ Kevin R. Morano —————————————— Kevin R. Morano Senior Vice President Finance and Chief Financial Officer

Dated: November 26, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company, dated November 26, 2003

Exhibit 99.1

Lumenis Ltd. Receives Nasdaq Staff Determination Letter

YOKNEAM, Israel November 26, 2003 - Lumenis Ltd. (NASDAQ: LUME) announced today that on November 25, 2003 it had received a NASDAQ Staff determination letter indicating that since the interim financials in the Company's Form 10-Q for the quarter ended September 30, 2003 had not been reviewed by the Company's independent auditors in accordance with SEC Rules, the Company had failed to comply with the filing requirements for continued listing set forth in Marketplace Rule 4310(c)(14) and therefore its securities are subject to delisting from The Nasdaq National Market. As provided under the rules, the Company intends to request a hearing with a Nasdaq Listing Qualifications Panel to review the Staff's determination. Pending the hearing and the Panel's determination, the Company's shares will continue to be listed. The Company's trading symbol will be changed from LUME to LUMEE at the opening of business on November 28, 2003 to reflect this filing delinquency.

While the Company is in the process of requesting a hearing, there can be no assurance that the Nasdaq Listing Panel will grant the Company's request for continued listing, absent a timely completion of the required review by the independent auditors.

As previously disclosed in the Company's Form 10-Q, the Company's independent auditors did not conduct their review of the 10-Q because they had requested the Audit Committee of the Board of Directors of the Company to conduct an independent investigation into the Company's relationship with one of its distributors and the accounting and disclosures related thereto, in connection with the continuing Securities and Exchange Commission investigation of the Company. The independent investigation is in progress, but has not yet been completed.

About Lumenis

Lumenis develops, manufactures, and markets state-of-the-art proprietary laser and intense pulsed light devices. Its systems are used in a variety of aesthetic, ophthalmic, surgical and dental applications, including skin treatments, hair removal, non-invasive treatment of vascular lesions and pigmented lesions, acne, psoriasis, ENT, gynecology, urinary lithotripsy, benign prostatic hyperplasia, open angle glaucoma, diabetic retinopathy, secondary cataracts, age-related macular degeneration, vision correction, neurosurgery, dentistry and veterinary. For more information about the Company and its products log on to http://www.lumenis.com

The statements in this press release that are not historical facts are forward-looking statements which are subject to risks and uncertainties. The Company's actual results could differ materially from those anticipated in the forward looking statements based on a variety of factors, including, among others: uncertainties with respect to market acceptance of the Company's products, obtaining regulatory approvals for new products or for the sale of existing products in new markets and enforcement of intellectual property rights; risks associated with competition and competitive pricing pressures, economic conditions generally, the Company's international operations and the Company's ability to integrate its operations with those of acquired businesses; the outcome of the Securities and Exchange Commission investigation and several securities class action lawsuits to which the Company is subject; uncertainties relating to the Company's continuing liquidity; and other risks detailed from time to time in the reports filed by Lumenis with the SEC, including its annual report on Form 10-K and quarterly reports on Form 10-Q.

Contacts:	Kevin Morano CFO 212-515-4187

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